UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 19, 2012
Date of report (Date of earliest event reported)
Integrated Device Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138
(Address of principal executive offices) (Zip Code)

(408) 284-8200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 19, 2012, pursuant to the terms of a business purchase agreement (as amended, the “Business Purchase Agreement”), Integrated Device Technology, Inc., a Delaware corporation (“IDT”), completed an acquisition of certain assets related to technology and products developed for communications analog mixed-signal market applications (the “Communications Analog Mixed-Signal Assets”) from NXP B.V (the “Transaction”). IDT believes the acquisition will enhance its efforts to increase silicon content in wireless infrastructure markets.

IDT acquired the Communications Analog Mixed-Signal Assets in the Transaction for an aggregate cash purchase price of approximately $31.2 million, subject to adjustment following the closing of the Transaction, and the assumption of certain specified liabilities related to the Communications Analog Mixed-Signal Assets. The foregoing description of the Business Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Purchase Agreement and the amendments thereto, which are filed as Exhibits 2.1, 2.2 and 2.3 hereto, and incorporated herein by reference.

On July 19, 2012, IDT issued a press release announcing the completion of the acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)	Pro Form Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(a)	Exhibits.

Exhibit No.    Description

2.1	Business Purchase Agreement, dated as of February 22, 2012, by and between Integrated Device Technology, Inc. and NXP B.V.[1,2]

2.2	Amendment No. 1 to Business Purchase Agreement, dated as of June 21, 2012, by and between Integrated Device Technology, Inc. and NXP B.V.[1]

2.3	Amendment No. 2 to Business Purchase Agreement, dated as of July 19, 2012, by and between Integrated Device Technology, Inc. and NXP B.V.[1,2]

99.1	Press Release, issued by Integrated Device Technology, Inc. on July 19, 2012, announcing the completion of the acquisition.

[1]
Pursuant to Regulation S-K, Item 601(b)(2), certain schedules (and similar attachments) to this exhibit have not been filed herewith. A list of omitted schedules is included in the agreement. The registrant agrees to furnish a supplemental copy of any such omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request; provided, however, that the registrant may request confidential treatment of omitted items.

2    Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2012	INTEGRATED DEVICE TECHNOLOGY, INC.

	By:	/s/ RICHARD D. CROWLEY, JR.
Richard D. Crowley, Jr.
Sr. Vice President, Chief Financial Officer
(duly authorized officer)

EXHIBIT INDEX

Exhibit No.    Description

2.1	Business Purchase Agreement, dated as of February 22, 2012, by and between Integrated Device Technology, Inc. and NXP B.V.[1,2]

2.2	Amendment No. 1 to Business Purchase Agreement, dated as of June 21, 2012, by and between Integrated Device Technology, Inc. and NXP B.V.[1]

2.3	Amendment No. 2 to Business Purchase Agreement, dated as of July 19, 2012, by and between Integrated Device Technology, Inc. and NXP B.V.[1,2]

99.1	Press Release, issued by Integrated Device Technology, Inc. on July 19, 2012, announcing the completion of the acquisition.

[1]
Pursuant to Regulation S-K, Item 601(b)(2), certain schedules (and similar attachments) to this exhibit have not been filed herewith. A list of omitted schedules is included in the agreement. The registrant agrees to furnish a supplemental copy of any such omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request; provided, however, that the registrant may request confidential treatment of omitted items.

[2]	Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.